EXTENSION AGREEMENT


     This Extension Agreement dated as of December 31, 1994, is between Biogen, Inc., a Massachusetts corporation ("Biogen"), and Biogen Medical Products Limited Partnership, a Massachusetts limited partnership (the "Partnership").

     WHEREAS, Biogen and the Partnership entered into a Development Contract dated May 15, 1984, as amended October 10, 1989 and extended December 2, 1992, relating to gamma interferon and interleukin-2 (the "Development Contract"); and

     WHEREAS, the Development Contract will expire on December 31, 1994, and the parties wish to extend such date to December 31, 1995.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

     1.   Section 12(e) is hereby amended by deleting the date
          "December 31, 1994" and substituting therefor "December
          31, 1995."

     2. In all other respects the Development Contract is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

BIOGEN MEDICAL PRODUCTS LIMITED
PARTNERSHIP

By its General Partner
BIOGEN, INC.

By: /s/ James L. Vincent


BIOGEN, INC.


By: /s/ Michael J. Astrue